EXHIBIT 10. s.

Federal Signal Corporation
2015 Executive Incentive Compensation Plan
Distribution Election Form
2016 Stock Units

Director’s Name (Please Print)			Social Security Number

First	Middle Initial	Last

I hereby elect to receive shares of stock of Federal Signal Corporation I am entitled to receive pursuant to any Stock Units awarded to me in 2016 under the Federal Signal Corporation 2015 Executive Incentive Compensation Plan (the “Shares”) as follows:

☐	In a single distribution transferable on _______________________, 20_____.
[Enter month, day and year]

Notwithstanding the foregoing election, in the event my service as a director is terminated before the date specified above, and such termination is a separation from service for purposes of Section 409A of the Internal Revenue Code, I hereby elect to receive the Shares on the date of my separation from service.

☐	YES	☐	NO

I understand that if I should die before the Shares have been transferred to me, such Shares shall become payable to my beneficiary or beneficiaries in a single distribution on the date of my death.

Shares transferable on a date specified above shall be transferred as soon as administratively feasible after such date; but no later than the later of (a) the end of the calendar year in which the specified date occurs; or (b) the 15th day of the third calendar month following such specified date and you (or your beneficiary) are not permitted to designate the taxable year of the payment. The transfer date may be postponed further if calculation of the amount of the payment is not administratively practicable due to events beyond the control of you (or your Beneficiary), and the payment is made in the first calendar year in which the calculation of the amount of the payment is administratively practicable.

I UNDERSTAND THAT THIS ELECTION SHALL BE IRREVOCABLE AFTER DECEMBER 31, 2015.

Signature of Director	Date

Acknowledgment of Receipt:

Plan Representative	Date

THIS FORM MUST BE RETURNED NO LATER THAN DECEMBER 31st IF YOU DESIRE TO ESTABLISH A PAYMENT ELECTION FOR ANY 2016 STOCK UNIT AWARD UNDER THE PLAN. IF NO ELECTION IS MADE, PAYMENT WILL BE MADE IN SHARES PROMPTLY FOLLOWING THE TERMINATION OF YOUR SERVICES AS A DIRECTOR.